Fixed assets, net (Tables)	6 Months Ended
Jun. 30, 2012
Fixed assets, net
Schedule of vessels' cost, accumulated depreciation and changes thereto

	Vessel Cost	Accumulated Depreciation	Net Book Value
As of January 1, 2011	$2,629,136	$(355,653)	$2,273,483
Additions	1,074,646	(106,178)	968,468
As of December 31, 2011	$3,703,782	$(461,831)	$3,241,951
Additions	1,022,412	(66,907)	955,505
Disposal	(20,607)	15,802	(4,805)
As of June 30, 2012	$4,705,587	$(512,936)	$4,192,651